                                                                    Exhibit 99.5


DEBTOR:  CAPE COD LIGHT, L.L.C.                    CASE NUMBER:  01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached March Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ NICHOLAS J. DAVISON
-----------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  CAPE COD LIGHT, L.L.C.                    CASE NUMBER:  01-10962 (EIK)

                            MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1      Summary of Bank and Investment Accounts

Attachment 2      Schedule of Receipts and Disbursements

Attachment 3      Bank and Investment Account Statements

Attachment 4      Income Statement

Attachment 5      Balance Sheet

Attachment 6      Summary of Due To/Due From Intercompany Accounts

Attachment 7      Accounts Receivable Aging

Attachment 8      Accounts Payable Detail

Attachment 9      Notes to March Monthly Operating Report

16-Apr-02                             Summary Of Bank And Investment Accounts                        Attachment 1
 9:35 AM                                      Cape Cod Light, L.L.C.
Summary                                      Case No: 01-10962 (EIK)                                 UNAUDITED
Cape Cod Light, LLC                          For Month Of March, 2002
                                             ------------------------

                                             Balances
                                 -----------------------------    Receipts &       Bank
                                     Opening        Closing       Disbursements    Statements        Account
Account                          As Of 3/01/02   As Of 3/31/02    Included         Included          Reconciled
-------                          -------------   -------------    --------         --------          ----------
Cape Cod Light Escrow             8,158,727.80   8,158,727.80     No - Account Is  No - Account Is   No
US Dept Of Transportation                                         Under Control    Under Control
Maritime Administration                                           Of Maritime      Of Maritime
                                                                  Administration   Adminstration -
                                                                                   No Statements

Cape Cod Light Security                   0.00     450,145.87     Yes              Yes               Yes
Hibernia Investments, LLC
Account # - 4R6-771783

16-Apr-02                                    Receipts & Disbursements                    Attachment 2-1
 6:47 PM                                     Cape Cod Light, LLC
R&D - Hibernia Investments - CCL Security    Case No: 01-10962 (EIK)                     UNAUDITED
                                             Hibernia Investments, LLC
                                             Cape Cod Light Security Account
                                              Account # - 4R6-771783
                                             1 March 02 - 31 March 02
                                             ------------------------


Opening Balance - 1 Mar 02
                                        0.00


Receipts

                                  450,000.00         From The Delta Queen Steamboat Company -
                                                       Hibernia - DQ Master Cash Account (812-395-335)
                                      145.87         Interest Income

                                  ----------
                                  450,145.87         Total Receipts


Disbursements





                                  ----------
                                        0.00         Total Disbursements



Closing Balance - 31 Mar 02
                                  450,145.87

AMCV US SET OF BOOKS                                    Date: 19-APR-02 08:27:31
INCOME STATEMENT - ATTACHMENT 4                         Page:  1
Current Period: MAR-02

currency USD
Company=32 (CAPE COD LIGHT)

                                                         PTD-Actual
                                                         31-Mar-02
                                                         ---------
Revenue
Gross Revenue                                                0.00
Allowances                                                   0.00
                                                       ----------
Net Revenue                                                  0.00

Operating Expenses
Air                                                          0.00
Hotel                                                        0.00
Commissions                                                  0.00
Onboard Expenses                                             0.00
Passenger Expenses                                           0.00
Vessel Expenses                                              0.00
Layup/Drydock Expense                                        0.00
Vessel Insurance                                        32,232.74
                                                       ----------
Total Operating Expenses                                32,232.74

                                                       ----------
Gross Profit                                           (32,232.74)

SG&A Expenses
Sales & Marketing                                            0.00
Start-Up Costs                                             990.00
Total SG&A Expenses                                        990.00

                                                       ----------
EBITDA                                                 (33,222.74)

Depreciation                                                 0.00

                                                       ----------
Operating Income                                       (33,222.74)

Other Expense/(Income)
Interest Income                                           (145.87)
Interest Expense                                         8,616.94
Equity in Earnings for Sub                                   0.00
Reorganization expenses                                      0.00
                                                       ----------
Total Other Expense/(Income)                             8,471.07

                                                       ----------
Net Pretax Income/(Loss)                               (41,693.81)

Income Tax Expense                                           0.00

                                                       ----------
Net Income/(Loss)                                      (41,693.81)
                                                       ==========

AMCV US SET OF BOOKS                                    Date: 18-APR-02 17:04:09
BALANCE SHEET - ATTACHMENT 5                            Page:   1
Current Period: MAR-2

currency USD
Company=32 (CAPE COD LIGHT)

                                             YTD-Actual           YTD-Actual
                                             31-Mar-02            22-Oct-01
                                           -------------        -------------
ASSETS

Cash and Equivalent                                 0.00                 0.00

Restricted Cash                             8,158,728.00         8,158,728.00

Marketable Securities                         450,145.87                 0.00

Accounts Receivable                                 0.00                42.00

Inventories                                   217,563.69           217,563.69

Prepaid Expenses                               69,900.00            74,900.00

Other Current Assets                                0.00                 0.00

                                           -------------        -------------
Total Current Assets                        8,896,337.56         8,451,233.69


Fixed Assets                               35,976,588.77        35,993,283.77

Accumulated Depreciation                            0.00                 0.00

                                           -------------        -------------
Net Fixed Assets                           35,976,588.77        35,993,283.77


Net Goodwill                                        0.00                 0.00

Intercompany Due To/From                  (13,793,763.72)      (13,322,516.26)

Net Deferred Financing Fees                 2,585,083.32         2,630,465.87

Net Investment in Subsidiaries                      0.00                 0.00

                                           -------------        -------------
Total Other Assets                        (11,208,680.40)      (10,692,050.39)

                                           -------------        -------------
Total Assets                               33,664,245.93        33,752,467.07
                                           =============        =============

AMCV US SET OF BOOKS                                   Date: 18-APR-02 17:04:09
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: MAR-2

currency USD
Company=32 (CAPE COD LIGHT)

                                             YTD-Actual          YTD-Actual
                                             31-Mar-02            22-Oct-01
                                           -------------        -------------
LIABILITIES

Accounts Payable                                    0.00                 0.00

Accrued Liabilities                            75,000.00            75,000.00

Deposits                                            0.00                 0.00

                                           -------------        -------------
Total Current Liabilities                      75,000.00            75,000.00


Long Term Debt                                      0.00                 0.00

Other Long Term Liabilities                         0.00                 0.00

                                           -------------        -------------
Total Liabilities                              75,000.00            75,000.00


OTHER

Liabilities Subject to Compromise          40,041,676.00        40,041,676.00

                                           -------------        -------------
Total Other                                40,041,676.00        40,041,676.00


OWNER'S EQUITY

Common Stock                                        0.00                 0.00

Add'l Paid In Capital                               0.00                 0.00

Current Net Income (Loss)                     (60,907.69)       (4,661,527.14)

Retained Earnings                          (6,391,522.38)       (1,702,681.79)

                                           -------------        -------------
Total Owner's Equity                       (6,452,430.07)       (6,364,208.93)

                                           -------------        -------------
Total Liabilities & Equity                 33,664,245.93        33,752,467.07
                                           =============        =============

Cape Cod Light, LLC                ATTACHMENT 6                    01-10962(JCA)

                    Summary List of Due To/Due From Accounts
                       For the Month Ended March 31, 2002

                                                                 BEGINNING                                        ENDING
AFFILIATE NAME                              CASE ID #             BALANCE           DEBITS      CREDITS           BALANCE
American Classic Voyages Co.                01-10954           1,670,131.78           --              --       1,670,131.78
AMCV Cruise Operations, Inc.                01-10967          (3,949,193.20)          --          990.00      (3,950,183.20)
The Delta Queen Steamboat Co.               01-10970           1,436,292.11           --       32,232.74       1,404,059.37
DQSB II, Inc.                               01-10974                 (82.74)          --              --             (82.74)
Great AQ Steamboat, L.L.C.                  01-10960             500,000.00           --              --         500,000.00
Great River Cruise Line, L.L.C.             01-10963                 270.05           --              --             270.05
Great Ocean Cruise Line, L.L.C.             01-10959              (4,980.00)          --              --          (4,980.00)
Cruise America Travel, Incorporated         01-10966              (2,706.08)          --              --          (2,706.08)
Delta Queen Coastal Voyages, L.L.C.         01-10964               1,302.19           --      450,000.00        (448,697.81)
Cape May Light, L.L.C.                      01-10961               8,675.31           --              --           8,675.31
Project America, Inc.                       N/A                  (52,500.00)          --              --         (52,500.00)
Oceanic Ship Co.                            N/A                   42,930.22           --              --          42,930.22
Project America Ship II, Inc.               N/A                   97,472.74           --              --          97,472.74
Ocean Development Co.                       01-10972         (13,058,475.55)          --              --     (13,058,475.55)
American Hawaii Properties Corporation      01-10976             (31,777.30)          --              --         (31,777.30)
Great Independence Ship Co.                 01-10969              32,099.49           --              --          32,099.49
                                                             --------------         ----      ----------     --------------
                                                             (13,310,540.98)          --      483,222.74     (13,793,763.72)
                                                             ==============         ====      ==========     ==============

                             Cape Cod Light, L.L.C.
                                 01-10962 (EIK)




                            Accounts Receivable Aging
                              As of March 31, 2002







                                  Attachment 7


                                 Not Applicable

                             Cape Cod Light, L.L.C.
                                 01-10962 (EIK)




                             Accounts Payable Detail
                              As of March 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  CAPE COD LIGHT, L.L.C.                     CASE NUMBER:  01-10962 (JCA)


                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Physical inventory counts have not been performed. Inventory amounts have been adjusted to amounts contained in the Debtor's computer systems. The Debtor estimates that it would cost up to $50,000 to perform physical counts of the inventories of The Delta Queen Steamboat Company and its subsidiaries. Should physical inventory counts be performed, amounts recorded as inventory on the Debtor's books and records could change materially.


2. Deferred financing costs represent costs incurred in connection with placing pre-petition debt instruments. Deferred financing costs are being amortized to interest expense over the term of the applicable debt instrument. The Debtor has ceased paying cash interest on its long-term debt, and accordingly, has ceased accruing for such payments as interest expense.

3. Restricted cash represents escrowed proceeds from debt issued to finance the construction of the Cape Cod Light. The debt is guaranteed by, and the restricted cash is controlled by, the U.S. Maritime Administration. This account was last reconciled on October 22, 2001. The trustee has not provided to the Debtor additional information needed to reconcile the account since that date.

4. The Cape Cod Light was under construction at the time the Debtor filed for Chapter 11 bankruptcy protection. The vessel is not complete and remains at the facilities of the shipbuilder, Atlantic Marine, Inc.

DEBTOR:  CAPE COD LIGHT, L.L.C.                     CASE NUMBER:  01-10962 (JCA)


                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF MARCH 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO MARCH MONTHLY OPERATING REPORT



5. Accrued liabilities contains an accrual for vessel lay-up. The Debtor has ceased recording further accruals pending the outcome of Chapter 11 proceedings.